Exhibit 99

[Perry-Smith LLP Letterhead]

April 13, 2009

Mr. David Choo

President

California Mortgage and Realty, Inc

Manager, CMR Mortgage Fund II

62 First Street,

San Francisco, California 94556

Dear Mr. Choo:

This is to confirm that the client-auditor relationship between CMR Mortgage Fund II, LLC (Commission File Number 000-52903) and Perry-Smith LLP, independent registered public accounting firm, has ceased.

Sincerely,

/s/ Perry-Smith LLP

Perry-Smith, LLP

Cc:	PCAOB Letter File
Officer of the Chief Accounting
Securities and Exchange Commission
100 F Street N.E.
Washington, D.C. 20549-7561